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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 13, 2023
___________
VIPER ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

DE	001-36505	46-5001985
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
500 West Texas Ave.
Suite 100
Midland, TX		79701
(Address of principal executive offices)		(Zip code)
(432) 221-7400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000001 Par Value	VNOM	The Nasdaq Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.    Entry into a Material Definitive Agreement.

Underwriting Agreement for the Secondary Equity Offering

On November 13, 2023, Viper Energy, Inc. (“Viper”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Warwick Royalty and Mineral Master Fund LP (the “Selling Stockholder”) and Barclays Capital Inc., as underwriter (the “Underwriter”). The Underwriting Agreement relates to a public offering (the “Offering”) by the Selling Stockholder of an aggregate of 9,018,760 shares of Viper’s Class A common stock, par value $0.000001 per share (“Class A Common Stock”), at a purchase price to the Selling Stockholder of $28.70 per share (the “Purchase Price”). The Underwriter proposes to offer such shares from time to time for sale in one or more transactions on the NASDAQ Global Select Market, in the over-the-counter market, through negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. The Secondary Equity Offering closed on November 16, 2023. Viper will not receive any proceeds from the sale of shares in the Secondary Equity Offering. As part of Viper’s stock repurchase program, Viper purchased from the Underwriter 1,000,000 shares of Class A Common Stock sold as part of the Secondary Equity Offering at $28.70 per share. The Underwriting Agreement contains customary representations, warranties and agreements of Viper and the Selling Stockholder and other customary obligations of the parties and termination provisions. Viper and the Selling Stockholder, in each case severally and not jointly, have agreed to indemnify the Underwriter against certain liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Underwriter may be required to make because of any such liabilities. Under the Underwriting Agreement, Viper and the Selling Stockholder have also agreed, subject to certain exceptions, that they will not, among other things, offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Viper’s common stock or securities convertible into or exchangeable or exercisable for any shares of its common stock, or publicly disclose the intention to make any such offer, sale, pledge or disposition or, in the case of Viper, file with the SEC a registration statement under the Securities Act relating thereto, without the prior written consent of Barclays Capital Inc. for a period of 45 days from the date of the Underwriting Agreement.

The Secondary Equity Offering was made pursuant to Viper’s effective automatic shelf registration statement on Form S-3 (File No. 333- 275471), filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2023, and a prospectus, which consists of a base prospectus, filed with the SEC November 13, 2023, a preliminary prospectus supplement, filed with the SEC on November 13, 2023, and a final prospectus supplement, filed with the SEC on November 15, 2023.

The Underwriter and its affiliates have from time to time performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for Viper and its affiliates in the ordinary course of business for which they have received and would receive customary compensation.

The preceding summary of the Underwriting Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Supplemental Indentures

In connection with the conversion of Viper from a Delaware limited partnership named Viper Energy Partners LP (the “Partnership”) to a Delaware corporation effective on November 13, 2023, Viper and Computershare Trust Company, National Association (the “Trustee”) entered into supplemental indentures (the “Supplemental Indentures”) to (i) the indenture dated as of October 16, 2019 between Viper and the Trustee (the “2027 Indenture”) governing the 5.375% Senior Notes due 2027 (the “2027 Notes”) and (ii) the indenture dated as of October 19, 2023 between Viper and the Trustee (the “2031 Indenture”; together with the 2027 Indenture, the “Indentures”) governing the 7.375% Senior Notes due 2031 (the “2031 Notes”; together with the 2027 Notes, the “Notes”). Pursuant to the Supplemental Indentures, Viper ratifies and confirms, and, to the extent applicable, assumes, all of the obligations of the Partnership under the Notes and the Indentures.

The preceding summary of the Supplemental Indentures are qualified in their entirety by reference to the full text of such agreements, copies of which are attached as Exhibit 10.2 and 10.3 hereto and incorporated herein by reference.

Item 8.01. Other Events.

On November 13, 2023, Diamondback issued a press release announcing the pricing of the Secondary Equity Offering. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Number	Description
10.1*	Underwriting Agreement, dated November 13, 2023, by and among Viper Energy, Inc., Warwick Royalty and Mineral Master Fund LP and Barclays Capital Inc.
10.2*
First Supplemental Indenture, dated as of November 13, 2023, by and between Viper Energy, Inc., as the successor issuer to Viper Energy Partners LP, and Computershare Trust Company, National Association.

10.3*
First Supplemental Indenture, dated as of November 13, 2023, by and between Viper Energy, Inc., as the successor issuer to Viper Energy Partners LP, and Computershare Trust Company, National Association.

99.1*	Press release dated November 13, 2023, entitled “Viper Energy Announces Pricing of Secondary Common Stock Offering by Certain Stockholders and Concurrent Stock Repurchase.”
104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY, INC.

Date:	November 17, 2023

		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary